UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): JULY 28, 2004

                                KUBLA KHAN, INC.
               (Exact name of registrant as specified in charter)

                                      UTAH
                                      ----
                 (State or other jurisdiction of incorporation)

      333-46114                                            87-0650976
(Commission File Number)                       (IRS Employer Identification No.)


57-71 #HIGH-TECH INDUSTRIAL PARK NANSHAN, DISTRICT SHENZHEN, P.R. CHINA  51805
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: 011 86 755 26983825

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On July 20, 2004, Kubla Khan, Inc. (the "Company") filed a Current Report on Form 8-K in connection with the resignation of its former principal independent accountant, Moores Rowland Mazars, whose resignation became effective on July 14, 2004.

      The Company has now engaged Weinberg & Company, P.A. ("Weinberg") as its principal independent accountant, which engagement became effective as of July 28, 2004. The decision to engage Weinberg was approved by the Company's Board of Directors. During the two most recent fiscal years of the Company ended December 31, 2003 and 2002, and through the date of the engagement of Weinberg on July 28, 2004, the Company did not consult with Weinberg regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KUBLA KHAN, INC.

                                    By: /s/ YaLi Xu
                                       -----------------------------------------
                                    Name: YaLi Xu
                                    Title: Chief Executive Officer

Dated: July 28, 2004

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